UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2006
Kraton Polymers LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation)	File Number)

15710 John F. Kennedy Blvd., Suite 300	77032
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	281-504-4700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Presentation

Item 7.01 Regulation FD Disclosure.
On November 9, 2006, Kraton Polymers LLC’s (“Kraton”) President and Chief Executive Officer, George Gregory together with other executive officers presented an update on Kraton via conference call, which was open to the public and broadcast live over the Internet. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is filed with this Current Report pursuant to Item 7.01.
(c)    Exhibits
99.1    Presentation dated November 9, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC
November 9, 2006	By:	/s/ Nicholas G. Dekker
		Name:	Nicholas G. Dekker
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Presentation dated November 9, 2006.